UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         April 18, 2003 (April 15, 2003)
                Date of Report (Date of earliest event reported)

                               Baron Capital Trust
              Exact name of registrant as specified in its charter

          Delaware                     333-35063                  31-1574856
State or other jurisdiction     Commission File Number           IRS Employer
      of incorporation                                        Identification No.

                               Baron Capital Trust
                           3570 U.S. Highway 98 North
                             Lakeland, Florida 33809
                Address of principal executive offices, zip code

                                 (863) 853-2882
                         Registrant's telephone number,
                               including area code

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Item 5. Other Events and Regulation FD Disclosure

      On March 31, 2003, the Registrant filed a Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission (the "Commission") to notify the Commission that the Registrant was unable to file its Form 10-KSB for the year ended December 31, 2002 (the "2002 Form 10-KSB") within the prescribed period because the Registrant had been unable to complete the performance of all of the procedures the Registrant considers necessary, under the circumstances, in order to issue the financial statements of the Registrant for the year ended December 31, 2002.

      The Registrant has filed this Current Report on Form 8-K to report that it was unable to file its Form 10-KSB by April 15, 2003, the fifteenth calendar day following the prescribed due date, for the following reasons:

      1. In the course of its audit of the Registrant's financial statements for the year ended December 31, 2002, the Registrant has determined that certain restatements are required to be made to the audited consolidated financial statements of the Registrant filed with the Commission in respect of prior years. The required restatements will be described in the Registrant's 2002 Form 10-KSB, which the Registrant will file with the Commission as soon as practicable.

      The restatements will include, among other things: (i) reclassification of unexchanged units of limited partnership interest in the Partnership as minority interests rather than as part of the Registrant's equity and (ii) reclassification of interests in consolidated partnerships which are owned by other third parties as minority interests rather than as part of the Registrant's equity. None of the required restatements will materially adversely affect the Registrant's income statements.

      2. On March 21, 2003, Mark L. Wilson, who had served as the Chief Financial Officer of the Registrant since November 1998, resigned from the Registrant. Mr. Wilson's abrupt unexpected departure, coupled with the required restatements described above, have prevented the Registrant from filing its 2002 Form 10-KSB within the prescribed periods.

      The Registrant will file its 2002 Form 10-KSB as soon as practicable.

Item 7. Financial Statements and Exhibits.

      (a)   Financial statements of businesses acquired: Not applicable.

      (b)   Pro forma financial information: Not applicable.

      (c)   Exhibits: Not applicable


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BARON CAPITAL TRUST


Date: April 18, 2003                 By: /s/ J. Stephen Miller
                                         ---------------------------------------
                                         J. Stephen Miller
                                         Vice President - Accounting


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